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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2006

TERRA NOVA ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32455	98-0434371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bloor Street West, Suite 3400, Toronto, Ontario, Canada	M4W 3E2
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code: (416) 644-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TERRA NOVA ACQUISITION CORPORATION (“TERRA NOVA”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING TERRA NOVA SECURITIES, REGARDING ITS MERGER WITH CLEARPOINT BUSINESS RESOURCES, INC. (“CLEARPOINT”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K OF TERRA NOVA DATED AUGUST 9, 2006. SUCH CURRENT REPORT AND THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF TERRA NOVA’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN APRIL 2005, IS ASSISTING TERRA NOVA IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. TERRA NOVA AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF TERRA NOVA STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF TERRA NOVA AND OTHER INTERESTED PERSONS ARE ADVISED TO READ TERRA NOVA’S PRELIMINARY PROXY STATEMENT, THE AMENDMENTS THERETO AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT IN CONNECTION WITH TERRA NOVA’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ TERRA NOVA’S FINAL PROSPECTUS, DATED APRIL 18, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE TERRA NOVA OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: TERRA NOVA ACQUISITION CORPORATION, 2 BLOOR STREET WEST, SUITE 3400, TORONTO, ONTARIO, CANADA M4W 3E2. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

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Item 8.01 Other Events.

On August 9, 2006, Terra Nova Acquisition Corporation (“Terra Nova”) entered into an Agreement and Plan of Merger with ClearPoint Business Resources, Inc. (“ClearPoint”), formerly known as Mercer Staffing, Inc., and all of ClearPoint’s current stockholders pursuant to which ClearPoint will become a wholly owned subsidiary of Terra Nova.

On November 21, 2006, Terra Nova and ClearPoint announced ClearPoint’s financial results for the nine months ended September 30, 2006. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1 and certain unaudited consolidated financial statements of ClearPoint and its subsidiaries for the nine months ended September 30, 2006 are attached as Exhibit 99.2. Attached as Exhibit 99.3 to this Report is the form of revised Investor Presentation that will be used in presentations to be held by Terra Nova for certain of its stockholders.

Non-GAAP Financial Measures

Calculation of EBITDA, as Adjusted

ClearPoint presents EBITDA, as adjusted, because this information is relevant to ClearPoint’s business. ClearPoint defines EBITDA, as adjusted, as net income (loss) before:

•	income taxes;

•	interest expense and factoring fees;

•	interest expense on warrant liability;

•	other (income) expense; and

•	depreciation and amortization.

In ClearPoint’s presentation of EBITDA, as adjusted, ClearPoint adjusted EBITDA (defined as earnings before interest, taxes, depreciation and amortization) for the following items:

•	non-recurring items, which reflect one-time, non-recurring bonus payments made at the end of fiscal 2005.

Management uses EBITDA, as adjusted, as an important financial measure to assess the ability of ClearPoint’s assets to generate cash sufficient to pay interest on its indebtedness, meet capital expenditure and working capital requirements, and otherwise meet its obligations as they become due. Management believes that the presentation of EBITDA included in this Form 8-K provides useful information regarding ClearPoint’s results of operations because they assist in analyzing and benchmarking the performance and value of ClearPoint’s business.

Although ClearPoint uses EBITDA, as adjusted, as a financial measure to assess the performance of its business, there are material limitations to using a measure such as EBITDA, as adjusted, including the difficulty associated with using it as the sole measure to compare the results of one company to another and the inability to analyze significant items that directly affect a company’s net income (loss) or operating income because it does not include certain material costs, such as interest and taxes, necessary to operate our business. In addition, ClearPoint’s calculation of EBITDA, as adjusted, may not be consistent with similarly titled measures of other companies and should be viewed in conjunction with measures that are computed in accordance with GAAP. Management compensates for these limitations in considering EBITDA, as adjusted, in conjunction with its analysis of other GAAP financial measures, such as net income (loss).

The following table presents a reconciliation of EBITDA, as adjusted, to net income, its most directly comparable GAAP financial measure, on a historical basis, for the periods presented:

Reconciliation of EBITDA, as adjusted, to Net Income (Loss) $000s

	Nine Months Ended September 30		Fiscal Year Ended December 31
	2006	2005	2005	2004	2003
Net income (loss)	(412)	(1,035)	(1,199)	(386)	39
Income taxes expense (benefit)	525	(205)	(77)	21	8
Interest expense and factoring fees	2,547	1,521	2,475	429	55
Interest expense on warrant liability	51	1,173	1,173	—	—
Other (income) expense	(3)	(39)	1	(77)	—
Depreciation and amortization	2,010	1,634	2,013	743	100

EBITDA	4,718	3,049	4,386	730	202
Non-recurring items[1]	—	—	1,000	—	—

Adjusted EBITDA	4,718	3,049	5,386	730	202

[1]	Non-recurring items reflect one-time, non-recurring bonus payments made at the end of fiscal 2005.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit	Description
99.1	Press release of Terra Nova Acquisition Corporation dated November 21, 2006 (including unaudited financial information regarding ClearPoint Business Resources, Inc. for the nine months ended September 30, 2006).

99.2	Certain unaudited consolidated financial statements of ClearPoint Business Resources, Inc. and its subsidiaries for the nine months ended September 30, 2006.

99.3	Revised Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2006

TERRA NOVA ACQUISITION CORPORATION

By:	/s/ Vahan Kololian
Name:	Vahan Kololian
Title:	Chairman and Chief Executive Officer

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